UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2016 (August 31, 2016)

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55131	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8530 Wilshire Blvd., Suite 450 Beverly Hills, California 90211
(Address of principal executive offices)

Registrant’s telephone number, including area code: 310-598-7113

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BARFRESH FOOD GROUP INC.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 31, 2016, Barfresh Food Group, Inc., a Delaware corporation (the “Company”), held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”).

A total of 84,075,662 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting to consider and vote on the matters listed below. This represented approximately 88.6% of the Company’s shares of common stock that were outstanding and entitled to vote at the Annual Meeting. The proposals set forth below, each of which is described in more detail in the Company’s 2016 definitive proxy statement filed with the SEC on July 26, 2016, were submitted to a vote of the stockholders and approved at the Annual Meeting.

Proposal 1 – To elect Riccardo Delle Coste, Steven Lang, Arnold Tinter, Alice Elliot, Joseph M. Cugine and Alexander H. Ware to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.

The Company’s stockholders elected the following six directors, based on the following final voting results:

Name	FOR	WITHHOLD	BROKER NON-VOTE
Riccardo Delle Coste	70,836,945	765,269	12,473,448
Steven Lang	63,761,183	7,841,031	12,473,448
Arnold Tinter	59,963,445	11,638,769	12,473,448
Joseph M. Cugine	66,900,445	4,701,769	12,473,448
Alice Elliot	67,199,009	4,403,205	12,473,448
Alexander H. Ware	71,334,009	268,205	12,473,448

Proposal 2 – To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the 2016 proxy statement).

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers, based on the following final voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
66,569,194	964,013	4,069,007	12,473,448

Proposal 3 – To consider and vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers.

The majority of stockholders represented at the meeting selected a frequency of “three” years, on an advisory basis.

ONE	TWO	THREE	ABSTAIN	BROKER NON-VOTE
25,716,622	1,827,841	43,992,706	65,045	12,473,448

The company’s decision in light of such vote as to how frequently the company will include a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives is a frequency of three years.

Proposal 4 – To ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016

The Company’s stockholders ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, based on the following final voting results:

FOR	AGAINST	ABSTAIN
83,715,633	256,455	103,574

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc.,
a Delaware corporation
(Registrant)

Date: September 6, 2016	By:	/s/ Riccardo Delle Coste
	Name:	Riccardo Delle Coste
	Its:	Chief Executive Officer